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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF EARLIEST EVENT REPORTED: January 30, 2002


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

           TEXAS                                        74-1611874
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

    15835 Park Ten Place Drive                             77084
         Houston, Texas                                  (Zip Code)
(Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800


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


ITEM 7. EXHIBITS

EXHIBIT 99.1    PRESS RELEASE DATED JANUARY 30, 2002

EXHIBIT 99.2 CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED DECEMBER 31, 2001 AND 2000

EXHIBIT 99.3 ANALYSIS OF CONTRACT REVENUES AND DRILLING COSTS FOR THE QUARTER ENDED DECEMBER 31, 2001

EXHIBIT 99.4 CONSOLIDATED BALANCE SHEETS AT DECEMBER 31, 2001 AND SEPTEMBER 30, 2001

EXHIBIT 99.5    CONTRACT STATUS SUMMARY AT JANUARY 30, 2002



ITEM 9.    REGULATION FD DISCLOSURE


     ON JANUARY 30, 2002, THE COMPANY ANNOUNCED ITS EARNINGS FOR THE FISCAL YEAR 2002 FIRST QUARTER ENDED DECEMBER 31, 2001. A COPY OF THE PRESS RELEASE SUMMARIZING THESE EARNINGS IS FILED WITH THIS FORM 8-K AS EXHIBIT 99.1 AND IS INCORPORATED HEREIN BY REFERENCE.

     ADDITIONAL INFORMATION WITH RESPECT TO THE COMPANY'S CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS ENDED DECEMBER 31, 2001 AND 2000, AN ANALYSIS OF CONTRACT REVENUES AND DRILLING COSTS FOR THE QUARTER ENDED DECEMBER 31, 2001, CONSOLIDATED BALANCE SHEETS AT DECEMBER 31, 2001 AND SEPTEMBER 30, 2001 AND CONTRACT STATUS SUMMARY AT JANUARY 30, 2002 ARE ATTACHED HERETO AS EXHIBITS 99.2, 99.3, 99.4 AND 99.5, RESPECTIVELY, WHICH ARE BEING FURNISHED IN ACCORDANCE WITH RULE 101 (E)(1) UNDER REGULATION FD AND SHOULD NOT BE DEEMED TO BE FILED.



     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company' annual report on Form 10-K for the year ended September 30, 2001, filed with the Securities and Exchange Commission.


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ATWOOD OCEANICS, INC.
                                                     (Registrant)



                                                     /s/ James M. Holland
                                                     James M. Holland
                                                     Senior Vice President

                                                     DATE:  January 30, 2002

                                  EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION

99.1            Press Release dated January 30, 2002

99.2 Consolidated Statements of Operations for the Three Months ended December 31, 2001 and 2000

99.3 Analysis of Contract Revenues and Drilling Costs for the quarter ended December 31, 2001

99.4            Consolidated Balance Sheets at December 31, 2001 and
                September 30, 2001

99.5            Contract Status Summary at January 30, 2002

                                                                EXHIBIT 99.1
HOUSTON, TEXAS
30 JANUARY 2002

FOR IMMEDIATE RELEASE

     ATWOOD OCEANICS, INC., HOUSTON-BASED INTERNATIONAL DRILLING CONTRACTOR, ANNOUNCED TODAY IT EARNED NET INCOME OF $8,158,000 OR $.59 PER DILUTED SHARE, ON CONTRACT REVENUES OF $37,234,000 FOR THE QUARTER ENDED DECEMBER 31, 2001,
COMPARED TO NET INCOME OF $8,040,000 OR $.58 PER DILUTED SHARE ON CONTRACT REVENUES OF $39,524,000 FOR THE QUARTER ENDED DECEMBER 31, 2000.


                                         FOR THE THREE MONTHS ENDED DECEMBER 31,
                                                2001                  2000
                                         ----------------       ----------------

CONTRACT REVENUES                         $37,234,000              $39,524,000
                                          ===========              ===========
INCOME BEFORE INCOME TAXES                 12,387,000               12,555,000
PROVISION FOR INCOME TAXES                 (4,229,000)              (4,515,000)
                                          -----------              -----------
NET INCOME                                  8,158,000                8,040,000
                                          ============             ===========
EARNINGS PER COMMON SHARE -
      BASIC                                       .59                      .58
      DILUTED                                     .59                      .58
WEIGHTED AVERAGE SHARES
   OUTSTANDING -
      BASIC                                13,832,000               13,823,000
      DILUTED                              13,912,000               13,930,000



                                                          CONTACT:  JIM HOLLAND
                                                                 (281) 749-7804

                                  EXHIBIT 99.2


                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)



                                                          Three Months Ended
                                                             December 31,
                                                     ---------------------------

                                                        2001             2000
                                                     --------          -------
                                                            (Unaudited)
REVENUES:
         Contract drilling                           $37,234            $39,524
                                                     -------            -------

COSTS AND EXPENSES:
         Contract drilling                            16,214             17,574
         Depreciation                                  5,823              6,634
         General and administrative                    2,670              2,365
                                                     -------            -------
                                                      24,707             26,573
                                                     -------            -------

OPERATING INCOME                                      12,527             12,951
                                                     -------            -------

OTHER INCOME (EXPENSE)
         Interest expense                               (203)              (966)
         Interest income                                  63                570
                                                     -------            -------
                                                        (140)              (396)
                                                     -------            -------

INCOME BEFORE INCOME TAXES                            12,387             12,555

PROVISION FOR INCOME TAXES                             4,229              4,515
                                                     -------            -------

NET INCOME                                           $ 8,158            $ 8,040
                                                     =======            =======

EARNINGS PER COMMON SHARE:
              Basic                                    $ .59              $ .58
              Diluted                                    .59                .58
AVERAGE COMMON SHARES OUTSTANDING:
            Basic                                     13,832             13,823
            Diluted                                   13,912             13,930



     (Contract drilling revenues and contract drilling costs for 2000 reflect the gross-up of mobilization revenues and costs, which were reported on a net basis prior to the adoption of Staff Accounting Bulletin 101 in the fourth quarter of 2001.)

                                  EXHIBIT 99.3

                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                          ANALYSIS OF CONTRACT REVENUES
                               AND DRILLING COSTS
                     FOR THE QUARTER ENDED DECEMBER 31, 2001
                                   (Unaudited)



                                 CONTRACT             CONTRACT DRILLING
                                 DRILLING                  COSTS
                                 REVENUES
                             -----------------       --------------------
                                            (In Millions)

ATWOOD FALCON                      $ 9.4                   $ 2.2
ATWOOD SOUTHERN CROSS                5.8                     2.5
SEAHAWK                              5.6                     2.1
ATWOOD EAGLE                         5.3                     3.3
VICKSBURG                            5.2                     2.2
RICHMOND                             3.3                     1.9
ATWOOD HUNTER                        2.0                     0.7
OTHER                                0.6                     1.3
                                   -----                   -----
                                   $37.2                   $16.2
                                   =====                   =====




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

                                           EXHIBIT 99.4


                             ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                   CONSOLIDATED BALANCE SHEETS
                                         (In Thousands)
                                                                           DEC. 31,2001        SEP. 30, 2001
                                                                            (Unaudited)
ASSETS

CURRENT ASSETS:
        Cash and cash equivalents                                             $ 15,786           $ 12,621
        Accounts receivable                                                     23,254             19,815
        Inventories of materials and supplies
          at lower of average cost or market                                     9,119              9,111
        Deferred tax assets                                                        780                780
        Prepaid expenses                                                         2,536              3,394
                                                                              --------           --------
           Total Current Assets                                                 51,475             45,721
                                                                              --------           --------
PROPERTY AND EQUIPMENT:
        Drilling vessels, equipment and drill pipe                             522,176            497,821
        Other                                                                    8,977              8,768
                                                                              --------           --------
                                                                               531,153            506,589

       Less-accumulated depreciation                                           206,087            200,335
                                                                              --------           --------
        Net Property and Equipment                                             325,066            306,254
                                                                              --------           --------
DEFERRED COSTS AND OTHER ASSETS                                                  3,916              1,903
                                                                              --------           --------
                                                                              $380,457           $353,878
                                                                              ========           ========
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
        Current maturities of notes payable                                        ---                ---
        Accounts payable                                                         4,633              8,055
        Accrued liabilities                                                     13,622             12,609
                                                                              --------           --------
            Total Current Liabilities                                           18,255             20,664
                                                                              --------           --------
LONG-TERM NOTES PAYABLE,
        net of  current maturities:                                             80,000             60,000
                                                                              --------           --------
                                                                                80,000             60,000
                                                                              --------           --------
DEFERRED CREDITS:
       Income taxes                                                             14,350             13,600
        Other                                                                   12,058             11,978
                                                                              --------           --------
                                                                                26,408             25,578
                                                                              --------           --------
SHAREHOLDER'S EQUITY
        Preferred stock no par value;
           1,000,000 shares authorized, none outstanding                           ---                ---
        Common stock, $1 par value, 20,000,000 shares
           authorized with 13,832,000 issued
           and outstanding at Dec. 31, 2001 and Sep. 30, 2001,
           respectively                                                         13,832             13,832
        Paid-in capital                                                         57,075             57,075
        Retained earnings                                                      184,887            176,729
                                                                              --------           --------
           Total Shareholders' Equity                                          255,794            247,636
                                                                              --------           --------
                                                                              $380,457           $353,878
                                                                              ========           ========

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


                                                       EXHIBIT 99.5
                                          ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                 CONTRACT STATUS SUMMARY
                                                   AT JANUARY 30, 2002
NAME OF RIG               LOCATION        CUSTOMER                CONTRACT STATUS
-----------               --------        ----------              -----------------
SEMISUBMERSIBLES -
------------------
ATWOOD FALCON             PHILIPPINES     SHELL PHILIPPINES       The rig's current contract terminates upon
                                          EXPLORATION B.V.        completion of the present work in progress,
                                                                  estimated to be between January and  May 2002.
                                                                  Immediately upon completion of the current contract, the
                                                                  rig will be moved to Malaysia to commence a drilling
                                                                  program for Sarawak Shell Berhad and Sabah Shell Petroleum
                                                                  Company Ltd.("Shell"). The drilling contract includes five firm wells plus provides Shell with options to drill five
                                                                  additional wells and could extend approximately one-year if all ten wells are drilled.

ATWOOD HUNTER             EGYPT           BURULLUS GAS COMPANY    The rig has commenced an eleven-well drilling
                                                                  program estimated to take between 280 and 340 days
                                                                  to complete.

ATWOOD EAGLE              MEDITERRANEAN   ENI S.P.A. - AGIP       The rig is drilling a one-well program off the
                          SEA             DIVISION ("AGIP")       coast of Sicily (estimated to be completed at the
                                                                  end of February 2002) with AGIP having an option to
                                                                  drill one additional well at a future date. An approximate
                                                                  $90 million upgrade of the rig is planned immediately
                                                                  upon the rig completing its current contractual commitment, and taking around six months shipyard time to complete.
                                                                  Contract opportunities to commence following the rig's upgrade are being pursued internationally.

SEAHAWK                   MALAYSIA        EXXONMOBIL              The rig's current contract terminates in November
                                          EXPLORATION MALAYSIA    2003, with an option for the Operator to extend.
                                          INC.

ATWOOD SOUTHERN           MEDITERRANEAN   GERMAN OIL & GAS EGYPT  The rig has contractual commitments in Egypt
CROSS                     SEA                                     and  Israel which should keep the rig employed until the
                                                                  fourth quarter of fiscal 2002.

SEASCOUT                  UNITED STATES                           The SEASCOUT was purchased in December 2000 for
                          GULF OF MEXICO                          future conversion to a tender-assist unit, similar
                                                                  to the SEAHAWK, once an acceptable contract
                                                                  opportunity is secured.

CANTILEVER JACK-UPS -
----------------------
VICKSBURG                 MALAYSIA -      CARIGALI - TRITON       The rig has commenced a drilling program expected
                          THAILAND JOINT  OPERATING COMPANY       to include 31 wells (estimated to take around 540
                          DEVELOPMENT           ("CTOC")          days).  CTOC has the option of canceling the
                          AREA                                    contract at any time after giving a sixty-day
                                                                  written notice of termination.

ATWOOD BEACON             UNDER CONSTRUCTION                      The Company expects the construction of this ultra-premium jack-up drilling unit to be completed in June 2003.
SUBMERSIBLE -
--------------
RICHMOND                  UNITED STATES   SAMEDAN OIL             The rig is currently drilling one-well estimated to
                          GULF OF MEXICO  CORPORATION             be completed in February 2002, with Samedan having
                                          ("SAMEDAN")             an option to drill one additional well at a future date.
                                                                  Contract opportunities following completion of the current well are being pursued.

MODULAR PLATFORMS -
--------------------
RIG-200                   AUSTRALIA                               The rig is available for contract since it became idle
                                                                  in June 1999.

                                              MANAGEMENT/LABOR CONTRACTS

GOODWYN 'A' /NORTH        AUSTRALIA       WOODSIDE ENERGY LTD.    There is currently an indefinite planned break in
RANKIN 'A'                                                        drilling activity for the two client-owned rigs.
                                                                  The Company is involved in maintenance of the two rigs
                                                                  for future drilling programs.
